UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NEWTON GOLF COMPANY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Newton Golf Company, Inc.

551 Calle San Pablo

Camarillo, CA 93012

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2025

November 21, 2025

To the stockholders of Newton Golf Company, Inc.:

Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Newton Golf Company, Inc., a Delaware corporation (“we”, “us”, “our”, “Newton Golf”, or the “Company”), will be held on December 18, 2025, at 10:00 a.m. Pacific Time. You are being asked to vote on the following matters:

(1)	To elect four directors, Dr. Greg Campbell, Jane Casanta, Brett Hoge and Akinobu Yorihiro, to serve as directors of the Company until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

(3)	To approve the Amended and Restated 2022 Equity Incentive Plan; and

(4)	To transact any other business that may properly come before the Annual Meeting, and any postponements or adjournments thereof.

To accommodate our stockholders, the Annual Meeting will be a completely virtual meeting of stockholders, conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online and vote your shares electronically by visiting: www.virtualshareholdermeeting.com/NWTG2025 at the meeting date and time described in the accompanying proxy statement sent to you. There is no physical location for the Annual Meeting. Hosting a virtual meeting will enable greater stockholder attendance and participation from any location. Questions related to the Annual Meeting or voting matters can be submitted by email to ir@newtongolfco.com. We encourage you to attend online and participate. We recommend that you log in a few minutes before the Annual Meeting start time of 10:00 a.m. Pacific Time on December 18, 2025, to ensure you are logged in when the Annual Meeting begins.

Pursuant to the Amended and Restated Bylaws of the Company, the Board of Directors has fixed the close of business on November 18, 2025 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of the Company’s common stock are entitled to vote at the Annual Meeting.

/s/ Greg Campbell
Executive Chairman and Chief Executive Officer

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the proxy mailed to you, or vote over the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be Held on December 18, 2025

This Notice of Annual Meeting and the corresponding proxy statement, form of proxy card, and our most recent Annual Report on Form 10-K are available at www.proxyvote.com.

i

Newton Golf Company, Inc.

551 Calle San Pablo

Camarillo, CA 93012

PROXY STATEMENT

FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 18, 2025

INTRODUCTION

The proxy is solicited by the Board of Directors (the “Board of Directors” or “Board”) of Newton Golf Company, Inc. (the “Company”), in connection with the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, to be held on December 18, 2025, at 10:00 a.m. Pacific Time via live webcast at www.virtualshareholdermeeting.com/NWTG2025.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	To elect four directors, Dr. Greg Campbell, Jane Casanta, Brett Hoge and Akinobu Yorihiro, to serve as directors of the Company until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

(3)	To approve the Amended and Restated 2022 Equity Incentive Plan; and

(4)	To transact any other business that may properly come before the Annual Meeting, and any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on November 18, 2025 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

Effective July 30, 2024, the Company effected a one-for-ten reverse split of its outstanding shares of common stock (the “First Reverse Stock Split”). Effective March 17, 2025, the Company effected a one-for-thirty reverse split of its outstanding shares of common stock (the “Second Reverse Stock Split” and, together with the First Reverse Stock Split, the “Reverse Splits”). All share and per share amounts and information presented herein have been retroactively adjusted to reflect the Reverse Splits.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

How can I attend the Annual Meeting?

To accommodate our stockholders, the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/NWTG2025. You also will be able to vote your shares online by attending the Annual Meeting by webcast. Questions related to the Annual Meeting or voting matters can be submitted by email to ir@newtongolfco.com.

To participate in the Annual Meeting, you will need to review your proxy card or on the instructions in these proxy materials. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, VStock Transfer, LLC) please follow the instructions on the enclosed proxy card that you received. Registered stockholders can attend the meeting by registering at www.virtualshareholdermeeting.com/NWTG2025.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must register at www.virtualshareholdermeeting.com/NWTG2025.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on November 18, 2025 will be entitled to vote at the Annual Meeting. On this record date, there were 4,752,463 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on November 18, 2025 your shares were registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the meeting by visiting www.virtualshareholdermeeting.com/NWTG2025 and entering the control number located on the provided proxy card, or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Registered stockholders can attend the meeting by registering at www.virtualshareholdermeeting.com/NWTG2025.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 18, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and this proxy statement is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting by registering at www.virtualshareholdermeeting.com/NWTG2025. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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What am I voting on?

There are three matters scheduled for a vote:

1.	To elect four directors, Dr. Greg Campbell, Jane Casanta, Brett Hoge and Akinobu Yorihiro, to serve as directors of the Company until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal;

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	To approve the Amended and Restated 2022 Equity Incentive Plan.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

You may either vote “For” all nominees to the Board of Directors or you may “Withhold” your vote for all nominees, or any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting or vote by proxy using the enclosed proxy card. Alternatively, you may vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote even if you have already voted by proxy.

●	To vote using the proxy card, complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card. Your internet vote must be received by 11:59 pm Pacific Time on December 17, 2025 to be counted.

●	To vote during the Annual Meeting, visit www.virtualshareholdermeeting.com/NWTG2025 during the Meeting when instructed to vote and vote using the control number from the proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form from that organization rather than from the Company. Simply follow those voting instructions to ensure that your vote is counted. To vote at the Annual Meeting, you must submit proof of your proxy power via a legal proxy, obtained from your broker or other agent, reflecting your account name and Newton Golf Company, Inc. holdings along with a completed and signed voting form to www.virtualshareholdermeeting.com/NWTG2025 when instructed to vote. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a voting instruction form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of November 18, 2025.

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What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, through the internet or at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Our common stock is listed on The Nasdaq Capital Market. However, under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes, if you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the NYSE deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine”, but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 or Proposal 3 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instructions. Because NYSE rules apply to all brokers that are members of the NYSE, the foregoing rules apply to the Annual Meeting even though our common stock is listed on The Nasdaq Capital Market.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all four nominees for director, “For” the proposal to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and “For” the approval of the adoption of the Amended and Restated 2022 Equity Incentive Plan. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy through the internet.

●	You may send a timely written notice that you are revoking your proxy to the Company’s Secretary at 551 Calle San Pablo, Camarillo, CA 93012.

●	You may vote during the Annual Meeting which will be hosted via the internet.

Your most current proxy is the one that is counted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

The date by which stockholder proposals must be received by us for inclusion in proxy materials relating to the 2026 annual meeting of stockholders pursuant to Securities and Exchange Commission (the “SEC”) Rule 14a-8 is July 24, 2026.

In order to be considered at the 2026 annual meeting, stock proposals must comply with the advance notice and eligibility requirements contained in our Amended and Restated Bylaws (the “Bylaws”). Our Bylaws provide that stockholders are required to give advance notice to the Company of any nomination by a stockholder of candidates for election as directors and of any business to be brought by a stockholder before an annual stockholders’ meeting. Specifically, a stockholder proposal or director nomination must be submitted in writing to Newton Golf Company, Inc., Attn: Secretary, 551 Calle San Pablo, Camarillo, CA 93012, not less than 90 days nor more than 120 days prior to the one-year anniversary of this year’s annual meeting. Accordingly, notice of a proposal must be submitted no earlier than August 20, 2026 and no later than September 19, 2026. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder, to be timely, must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement is first made of the date of such meeting. The notice must contain specified information about each nominee or the proposed business and the stockholder making the nomination or proposal. You are also advised to review the Bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) no later than October 19, 2026.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, (i) for the proposal to elect directors, votes “For”, “Withhold” and broker non-votes; (ii) for Proposal 2, votes “For”, “Against” and abstentions; and (iii) for Proposal 3, votes “For”, “Against”, abstentions and broker non-votes.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine”, the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

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How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required for Approval	Effect of Abstention	Effect of Broker Non-Vote

Election of four members to our Board of Directors	Plurality of the votes cast (the four directors receiving the most “For” votes).	None.	None.

Ratification of the Appointment of Weinberg & Company, P.A. as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2025	More votes cast “For” than “Against”.	None.	Not applicable (1).

To approve the Amended and Restated 2022 Incentive Plan	More votes cast “For” than “Against”.	None.	None.

(1)	This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

Vote cast online during the virtual Annual Meeting will constitute votes cast by remote communication at the Annual Meeting for purposes of the votes.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when one-third of the shares issued and outstanding and entitled to vote, as of the Record Date, are represented in person, by remote communication, or by proxy. Thus, holders representing at least 1,584,155 shares must be represented in person, by remote communication or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

How can I find out the Results of the Voting at the Annual Meeting?

Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days of the Annual Meeting.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Each director to be elected at the Annual Meeting will serve until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the four nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of Directors to be elected. Election of a director to the Board of Directors requires a plurality of the votes cast at the Annual Meeting.

The current Board of Directors consists of Dr. Greg Campbell, Jane Casanta, Brett Hoge, and Akinobu Yorihiro. The Board of Directors has determined that two of its members consisting of Jane Casanta and Brett Hoge are independent directors within the meaning of the applicable Nasdaq rules (“Independent Directors”). As previously disclosed, as a result of Dottie Pepper’s resignation from the Board on September 28, 2025, we are not in compliance with Nasdaq Listing Rule 5605(b)(1), which requires that a majority of the Board be comprised of Independent Directors, and Nasdaq Listing Rule 5605(c)(2), which requires that the audit committee consist of at least three members, each of whom must (i) be an Independent Director, (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act, (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and (iv) be able to read and understand fundamental financial statements.

Our Board of Directors is actively taking steps to regain compliance with Nasdaq’s Board and audit committee composition requirements. Among other things, the Board is currently evaluating qualified candidates to serve as an additional Independent Director and member of the Audit Committee. We intend to appoint a third Independent Director to the Board and the Audit Committee as promptly as practicable, and in any event within the cure period permitted under Nasdaq rules. However, if we are unable to regain compliance within such period, Nasdaq may take delisting action against our common stock.

The following table sets forth the director nominees, as well as certain information about the nominees as of the Record Date.

Name	Age	Director Since
Dr. Greg Campbell	66	2018
Jane Casanta	58	2024
Brett Hoge	48	2022
Akinobu Yorihiro	57	2018

Dr. Greg Campbell, Executive Chairman and Chief Executive Officer

Effective January 2, 2024, Greg Campbell was appointed as interim Executive Chairman of the Company, and he became Executive Chairman and Chief Executive Officer effective July 1, 2024. Prior to those appointments, Mr. Campbell served as Chairman since November 2018. He is currently also Chief Executive Officer at V-Grid Energy Systems, Inc. (“V-Grid”), a California-based start-up focusing on converting agricultural waste into renewable electricity and valuable bio-carbon, a position he’s held since May 2016. Having received his Doctor of Philosophy, Electrical and Electronics Engineering from the University of California Los Angeles and BA/MA in Engineering from Cambridge University, Dr. Campbell’s nearly 40-year career spans new and emerging technologies, product development, and philanthropy. He has successfully taken two companies public. He also served as SVP & GM for Lam Research where he managed a $1.2 billion profit and loss statement.

We believe that Dr. Campbell’s qualifications to sit on the Board include his extensive business and management experience.

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Jane Casanta, Director

Jane Casanta has been a member of our Board of Directors since January 2024. Ms. Casanta has served as the Vice President of Partnership Development at Event Network, LLC, an operator for experiential retail attractions across North America, since September 2022, and previously served as Vice President of Purchasing from February 2021 to February 2024. Prior to joining Event Network, LLC, Ms. Casanta served as Vice President of Merchandising at the Wildlife Trading Company, a retail operator at zoos and aquariums, from April 2019 to February 2021, and as the Managing Member of Casanta & Associates, LLC, a brand solutions consulting group, from July 2016 to February 2021. Ms. Casanta brings a rich background in the golf industry to the Company, having served in various marketing and product development roles at the Acushnet Company for 26 years, including as Director of Marketing for Titleist Gloves and Accessories worldwide. Her accomplishments during this time include doubling international sales, increasing domestic gear sales by 100%, and achieving a 15-point increase in Titleist golf bag industry share.

We believe that Ms. Casanta’s qualifications to sit on the Board include her rich background in the golf industry.

Brett Hoge, Director

Brett Hoge has been a member of our Board of Directors since March 2022. Mr. Hoge is a nationally recognized financial advisor with Truist Investment Services, Inc., a position he has held since 2008, and has worked in the wealth management industry since 1999. He brings more than 25 years of experience in investment management, strategic planning, and advising high-net-worth and ultra-high-net-worth families and business owners.

Mr. Hoge earned his Bachelor’s degree in business administration, with majors in finance and insurance, from Appalachian State University. Mr. Hoge also serves in an advisory capacity with Ascend Medical, contributing selectively to strategic and growth initiatives. His nonprofit leadership includes serving as Founder and Board President of the LVH ALS Foundation and as a member of the Appalachian State University Foundation Board. He remains actively involved in philanthropic efforts, including support for the JDRF Piedmont Triad Chapter.

We believe that Mr. Hoge’s qualifications to serve on the Board include his extensive expertise in financial strategy and capital management, his experience scaling and leading high-performing advisory teams, and his background in corporate governance and strategic planning.

Akinobu Yorihiro, Director, Chief Technology Officer

Akinobu Yorihiro, one of our co-founders, has been a director and Chief Technology Officer since March 2018. Mr. Yorihiro also served as our Chief Financial Officer from March 2018 through February 2022. Mr. Yorihiro served as Chairman of the Board for Nippon Xport Ventures, Inc. from 2017 to 2023. Mr. Yorihiro served as Chief Executive Officer of Yoshimoto Entertainment USA, the U.S. Subsidiary of Yoshimoto Kogyo of Japan, and the Chief Executive Officer of Bellrock Media, a digital media company backed by Dentsu, NTT Docomo and Yoshimoto Entertainment, from 2006 to 2017. He was a Corporate M&A Partner at Bingham McCutchen LLP, a large national U.S. law firm, where he specialized in cross-border transactions, representing Japanese and U.S. clients across a wide range of industries including manufacturing, pharmaceutical, technology, banking, sports and entertainment, from 1993 to 2006. Bilingual and Bicultural in Japanese, he earned his B.A. in Economics and Mathematics from Claremont McKenna College and his J.D. from Georgetown University Law Center.

We believe that Mr. Yorihiro’s qualifications to sit on the Board include his background with the Company as a co-founder and his extensive legal experience.

Family Relationships

There is no family relationship between any member of the Board and/or any executive officer.

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Director Compensation

The following table sets forth summary information concerning the compensation we paid to non-executive directors during the fiscal year ended December 31, 2024.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(1)	Total ($)
Brett Hoge (2)	$25,000	0	$5,871	$30,871
Dottie Pepper (3)	$25,000	0	$5,871	$30,871
Jane Casanta (4)	$25,000	0	$28,478	$73,478

(1)

The grant date fair value of option awards was determined in accordance with Accounting Standards Codification (“ASC”) 718.

As of December 31, 2024, the directors held outstanding stock options as follows:

Director	Stock Options
Brett Hoge	1,033
Dottie Pepper	933
Jane Casanta	566

(2)	On April 26, 2022, the Company granted Mr. Hoge stock options to purchase 100 shares of the Company’s common stock at an exercise price of $300.00 per share based on the fair market value of the Company’s common stock on the date of grant. The option is fully vested and expires on April 26, 2029. On December 22, 2023, the Company granted Mr. Hoge stock options to purchase 266 shares of the Company’s common stock at an exercise price of $201.60 per share based on the fair market value of the Company’s common stock on the date of grant. These options vest equally over three years from December 22, 2023, and will expire on December 22, 2030. On December 20, 2024, the Company granted Mr. Hoge a stock option to purchase 667 shares of the Company’s common stock at an exercise price of $9.60 per share based on the fair market value of the Company’s common stock on the date of grant. These options vest equally over three years from December 20, 2024, and will expire on December 20, 2031.
(3)	On December 22, 2023, the Company granted Ms. Pepper stock options to purchase 266 shares of the Company’s common stock at an exercise price of $201.60 per share based on the fair market value of the Company’s common stock on the date of grant. These options vest equally over three years from December 22, 2023, and will expire on December 22, 2030. On December 20, 2024, the Company granted Ms. Pepper stock options to purchase 667 shares of the Company’s common stock at an exercise price of $9.60 per share based on the fair market value of the Company’s common stock on the date of grant. These options vest equally over three years from December 20, 2024, and will expire on December 20, 2031. On September 28, 2025, Ms. Pepper resigned from the Board.
(4)	On January 1, 2024, the Company granted Ms. Casanta stock options to purchase 133 shares of the Company’s common stock at an exercise price of $201.60 per share, which is the same exercise price as the stock options granted to other directors on December 22, 2023 and higher than the fair market value on the date of grant of $175.50. These options vest equally over three years from January 1, 2024, and will expire on January 1, 2030. On December 20, 2024, the Company granted Ms. Casanta stock options to purchase 433 shares of the Company’s common stock at an exercise price of $9.60 per share based on the fair market value of the Company’s common stock on the date of grant. These options vest equally over three years from December 20, 2024, and will expire on December 20, 2031.

Expense Reimbursement

Each of the directors is entitled to receive reimbursement for reasonable expenses which they properly incur in connection with their functions and duties as a director, including travel expenses incurred to attend meetings. Directors are required to follow the same travel policies as the employees of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

The Board has established a corporate Code of Business Conduct and Ethics that applies to all officers, directors and employees and which is intended to qualify as a “code of ethics” as defined by Item 406 of Regulation S-K of the Exchange Act. The Code of Business Conduct and Ethics is available on the Investor Relations section of the Company’s website at www.newtongolfir.com/corporate-governance. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Public Availability of Corporate Governance Documents

Our key corporate governance documents, including our Code of Conduct and the charters of our Audit Committee, Compensation Committee and Nominating and Governance Committee are:

●	available on the Investor Relations section of our corporate website at www.newtongolfir.com/corporate-governance; and
●	available in print to any stockholder who requests them from our corporate secretary.

Director Attendance

The Board held four meetings during 2024. Each director attended at least 75% of Board meetings and meetings of the committees on which he or she served.

Board Leadership Structure and Risk Oversight

The leadership of the Board is currently structured so that it is led by the Company’s Executive Chairman and Chief Executive Officer, Greg Campbell, who is responsible for presiding over meetings of the Board of Directors, setting meeting agendas and determining materials to be distributed to the Board of Directors.

The Board of Directors has determined that given the size and current state of the Company’s operations, this leadership structure is in the best interest of the Company and its stockholders. The Company has not appointed a Lead Independent Director. The entire Board of Directors, as well as through its various committees, is responsible for oversight of the Company’s risk management process. Management furnishes information regarding risk to the Board of Directors as requested. The Audit Committee discusses risk management with the Company’s management and independent public accountants as set forth in the Audit Committee’s charter. The Compensation Committee reviews the compensation programs of the Company to make sure economic incentives are tied to the long-term interests of the stockholders. The Company also recognizes that imprudent acceptance of risk and the failure to identify risks could be detrimental to stockholder value. The executive officers of the Company are responsible for assessing these risks on a day-to-day basis and for how to best identify, manage and mitigate significant risks that the Company may face.

Board Committees

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The following is a description of each of the committees and their composition:

Audit Committee

The Audit Committee is responsible for overseeing: (i) our accounting and reporting practices and compliance with legal and regulatory requirements regarding such accounting and reporting practices; (ii) the quality and integrity of our financial statements; (iii) our internal control and compliance programs; (iv) our independent auditors’ qualifications and independence and (v) the performance of our independent auditors and our internal audit function. In so doing, the Audit Committee maintains free and open means of communication between our directors, internal auditors and management.

The Audit Committee consists of Independent Directors Jane Casanta and Brett Hoge with Brett Hoge acting as committee chair and the Audit Committee financial expert. The Audit Committee held three meetings during 2024.

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Report of the Audit Committee of the Board of Directors

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Submitted by:

The Audit Committee of

The Board of Directors

Jane Casanta

Brett Hoge (Chair)

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation of our executive officers and annual and long-term compensation plans. The Compensation Committee makes recommendations to our Board of Directors in connection with director compensation and adoption of equity plans.

The Compensation Committee consults with our Executive Chairman and Chief Executive Officer, who makes recommendations to the Compensation Committee regarding compensation of our executive officers other than the Chief Executive Officer. Our Executive Chairman and Chief Executive Officer participates in some of the Compensation Committee’s deliberations regarding compensation for our other executive officers, although all determinations are made by the Compensation Committee. Our Executive Chairman and Chief Executive Officer is not present during voting or deliberations relating to his own compensation.

The Compensation Committee consists of Independent Directors Jane Casanta and Brett Hoge, with Jane Casanta acting as committee chair. The Compensation Committee held two meetings during 2024.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for (i) recommending for the Board’s selection the director nominees for each annual meeting of stockholders and candidates to fill any vacancies on the Board; (ii) developing and recommending to our Board a set of corporate governance guidelines and, if necessary or appropriate, periodically recommending modifications to such guidelines; and (iii) overseeing evaluations of the Board and its committees.

While we do not have a formal policy regarding board diversity, our Nominating and Corporate Governance Committee and Board will consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity (not limited to race, gender or national origin). Our Nomination and Corporate Governance Committee’s and Board of Directors’ priority in selecting Board members is identification of persons who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business, understanding of the competitive landscape and professional and personal experience and expertise relevant to our growth strategy.

The Board considers the following factors when evaluating a nominee: (a) personal and professional integrity, ethics and values; (b) experience in corporate management, such as serving as a director or an executive officer of another publicly held company; (c) experience relevant to the Company’s business and operations; (d) diversity of expertise and experience in substantive matters pertaining to the Company’s business and operations relative to other Board members; (e) other diversity factors pertaining to the candidate, including, but not limited to, with respect to age, gender, ethnic background, experience and other characteristics; (f) whether the candidate has the time required for the preparation, participation and attendance at Board and committee meetings; and (g) any other relevant qualifications, attributes or skills.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, as long as such recommendations comply with our Certificate of Incorporation, as amended, our Bylaws, and applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws and our policies and procedures for director candidates, as well as the regular director nominee criteria described above. Stockholders submitting director candidates for consideration to the Nominating and Corporate Governance Committee must be submitted in writing to Newton Golf Company, Inc., Attn: Secretary, 551 Calle San Pablo, Camarillo, CA 93012. Any such recommendation should include a description of the candidate’s qualifications for Board service and contact information for the stockholder and the candidate.

The Nominating and Corporate Governance Committee consists of Independent Directors Jane Casanta and Brett Hoge, with Brett Hoge acting as committee chair. The Nominating and Corporate Governance Committee held at least one meeting during 2024.

Stockholder Communication

Any stockholder may communicate in writing by mail at any time with the entire Board of Directors or any individual director (addressed to “Board of Directors” or to a named director), c/o Newton Golf Company, Inc., ATTN: Secretary, 551 Calle San Pablo, Camarillo, California 93012. All communications will be compiled by the Secretary of the Company and promptly submitted to the Board of Directors or the individual directors on a periodic basis.

Policy Regarding Attendance at Annual Meetings of Stockholders

Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we strongly encourage, but do not require, our directors to attend.

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Director Independence

As required under the Nasdaq Stock Market’s listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent”, as affirmatively determined by the Board of Directors. The Board of Directors consults with the Company’s counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors has affirmatively determined that the following director nominees are independent directors within the meaning of the applicable Nasdaq listing standards: Jane Casanta and Brett Hoge.

Transactions in the Company’s Securities and Prohibition on Hedging and Pledging

Our insider trading policy prohibits all of our officers, directors and employees from trading in our securities while in possession of material non-public information, other than in connection with a Rule 10b5-1 plan adopted in compliance with the policy.

Under our insider trading policy, our officers, directors, and employees may not (i) purchase our securities in the open market and then resell securities of the same class in the open market within six months (other than purchases of securities from the Company upon the exercise of stock options or pursuant to our equity incentive plan), (ii) sell our securities short, (iii) buy or sell puts or calls or other derivative securities on our securities, or (iv) enter into hedging or monetization transactions or similar arrangements with respect to our securities.

In addition, before any of our directors or executive officers engages in certain transactions involving our securities, such director or executive officer must obtain pre-clearance and approval of the transaction from a compliance officer of the Company.

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PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Weinberg & Company, P.A. (“Weinberg”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and our Board of Directors has further directed that management submit the selection of its independent registered public accountant firm for ratification by the stockholders at the Annual Meeting. Weinberg has audited the Company’s financial statements since 2013. Representatives of Weinberg are not expected to be present at the Annual Meeting.

Stockholder ratification of the selection of Weinberg as our independent registered public accountant is not required by Delaware law, our Certificate of Incorporation, as amended, or our Bylaws. However, the Audit Committee is submitting the selection of Weinberg to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Audit Fees

The following table sets forth aggregate fees billed to the Company by Weinberg, our independent registered public accounting firm, during the fiscal years ended December 31, 2024 and 2023.

	Years Ended December 31,
	2024	2023
Audit Fees	$113,318	$88,000
Audit-Related Fees	—	—
Tax Fees	$11,438	$8,000
Other Fees	—	$6,000
Total	$124,756	$102,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Annual Report on Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Audit Fees

Weinberg provided services for the audits of our financial statements included in Annual Reports on Form 10-K and reviews of the financial statements included in Quarterly Reports on Form 10-Q.

Audit Related Fees

Weinberg did not provide any professional services which would be considered “audit related fees.”

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Tax Fees

Weinberg prepared our 2024 and 2023 federal and state income tax returns.

All Other Fees

Services provided by Weinberg with respect to the filing of various registration statements made throughout the year are considered “all other fees.”

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. Accordingly, 100% of audit services and non-audit services described herein were pre-approved by the Audit Committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 3:

APPROVAL OF THE AMENDED AND RESTATED

2022 EQUITY INCENTIVE PLAN

Introduction

Our 2022 Equity Incentive Plan (the “2022 Plan”) initially became effective on March 18, 2022, and was amended on November 1, 2023 and February 11, 2025. On November 18, 2025, our Board approved the Amended and Restated 2022 Plan (the “Restated Plan”), subject to approval by our stockholders.

As of November 18, 2025, there were 61,525 shares of our common stock remaining available for awards under the 2022 Plan. As a result, the Compensation Committee recommended, and the Board approved, the amendment and restatement of the 2022 Plan to increase the number of shares for issuance, subject to stockholder approval. The amendment and restatement would increase the number of shares available for issuance under the 2022 Plan by an additional 1,400,000 shares, add an annual automatic increase in shares, and extend the term of the 2022 Plan.

As described further below, without the proposed share increase, we cannot achieve our goals of attracting, motivating and retaining our employees through grants of equity awards.

Stockholder Approval and Board of Directors Recommendation

Stockholder approval of the Restated Plan is being sought in order to satisfy the stockholder approval requirements of Nasdaq and to obtain stockholder approval of the number of shares that may be subject to incentive stock options under Internal Revenue Code (“Code”) Section 422.

The primary changes reflected in the Restated Plan, as compared to the 2022 Plan, include:

●	Increase the shares available for issuance of awards by 1,400,000;

●	Add automatic annual share increase of the lesser of 5% of fully diluted outstanding shares or such other number determined by the Board;

●	Extend the term of the 2022 Plan to the date that is 10 years from the date of stockholder approval of the Restated Plan;

●	Clarify requirements for service; and

●	Other minor non-substantive changes.

The Board recommends that our stockholders vote “For” approval of the Restated Plan because it will provide us with a share reserve that will enable us to provide a competitive mix of compensation to our key employees.

Key Features of the Restated Plan

The Restated Plan includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

●	No liberal definition of “change in control”. No change in control would be triggered by stockholder approval of a business combination transaction, the announcement or commencement of a tender offer or any Board assessment that a change in control may be imminent.

●	No automatic accelerated vesting of equity awards upon a change in control. The Restated Plan does not provide for automatic accelerated vesting in connection with a change in control.

●	No excise tax gross-up benefits. The Restated Plan does not provide for any gross-up payments to offset any excise tax expenses.

●	Clawback. The Restated Plan provides that all awards are subject to any clawback or recoupment policies in effect from time to time. For more information about our current executive compensation recoupment policies, see “Compensation Clawback Policy,” below.

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Basis For the Requested Share Reserve Increase

As of November 18, 2025, there are 61,525 shares of our common stock remaining available for awards under the 2022 Plan. The maximum number of shares that may be issued under the Restated Plan, if this proposal is approved by stockholders, will be 1,500,000, of which 1,461,525 shares would be available for future awards. In addition, each January 1, beginning January 1, 2026, 5% (or a lesser number determined by the Board) of the fully diluted outstanding shares of the Company as of the end of the prior year will be added to the Restated Plan’s share reserve.

Long-term equity-based incentives play a critical role in our executive compensation program, motivating executives to make decisions that focus on long-term stockholder value creation, aligning executives’ interests with the interests of stockholders, providing additional incentives, and serving to attract and retain the best available people for positions of responsibility with the Company. Our ability to continue to promote our long-term business success and provide competitive levels of equity-based compensation is considered to be of utmost importance to our business. The Board believes that it is in the best interests of our stockholders to increase the number of shares available under the Restated Plan to permit the award of equity-based compensation.

The Compensation Committee has conditionally granted certain equity awards described in the “Plan Benefits Table” below which will become effective if the Restated Plan is approved by our stockholders. These conditional awards have been granted to our new chief financial officer as well as continuing executives and employees to induce acceptance of employment, in recognition of prior efforts and to incentivize contributions to further Company performance. If the Restated Plan is not approved, these awards will not become effective, and we will suffer substantial adverse consequences in the hiring and retention of executives and employees.

As of November 18, 2025, there were 4,752,463 shares of our common stock issued and outstanding. The closing sale price of a share of our common stock on Nasdaq on November 18, 2025 was $1.15. The following table summarizes information regarding awards outstanding under the 2022 Plan as of November 18, 2025:

Stock Options Outstanding	38,442
Weighted Average Exercise Price of Stock Options Outstanding	$48.39
Weighted Average Remaining Term of Stock Options Outstanding	1.70 years

As shown in the table above, all outstanding stock options are underwater. No other types of equity awards are outstanding under the 2022 Plan.

Each year, the Compensation Committee reviews our overall compensation strategy and determines allocations of cash and equity compensation in light of our pay-for-performance philosophy. We believe that equity compensation is critical in motivating key employees and that it effectively aligns employee compensation with stockholder interests. We are also committed to effectively managing our share reserves for equity compensation while minimizing stockholder dilution. If the Restated Plan is not approved and we are unable to grant equity compensation, we may need to consider other compensation alternatives, such as increasing cash compensation, and we would be at a severe disadvantage if we could not use equity awards covering a meaningful number of shares to recruit and retain key talent in this competitive market.

We expect that if the amendment to the Restated Plan is approved, the share reserve would be sufficient for equity awards grants for approximately one to five years. In setting the number of additional shares to be available for issuance under the Restated Plan, we considered the shares conditionally approved as described above, our estimated competitive usage needs going forward for existing employees and potential new hires. However, a variety of factors, including the price of our shares, hiring activity, forfeitures of outstanding awards, and other future circumstances may require the Company to change our current equity grant practices; therefore, the share reserve as increased under the Restated Plan could last for a shorter or longer time.

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Description of the Restated Plan

The major features of the Restated Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Restated Plan, which is attached to this proxy statement as Appendix A.

Eligible Participants. Employees, consultants, advisors and non-employee directors of the Company are eligible to receive awards under the Restated Plan. As of November 18, 2025, there were 38 employees, two non-employee directors of the Company and an indeterminate number of consultants and advisors who are eligible to receive awards under the Restated Plan.

Administration. The Restated Plan is administered by the Compensation Committee. To the extent consistent with applicable law, the Compensation Committee may delegate its duties, power and authority under the Restated Plan to any one or more of our directors, or, with respect to awards to participants who are not themselves our directors or executive officers, to our officers or employees. The Compensation Committee may also delegate non-discretionary administrative duties to other persons, agents or advisors.

The Compensation Committee has the authority to determine the persons to whom awards will be granted, the timing, type and number of shares covered by each award, and the terms and conditions of the awards. The Compensation Committee may also establish and modify rules to administer the Restated Plan, interpret the Restated Plan and any related award agreement, cancel or suspend an award, accelerate the vesting of an award and otherwise modify or amend the terms of outstanding awards to the extent permitted under the Restated Plan. Under the Restated Plan, the Compensation Committee has the authority to reduce the exercise price of an outstanding option to a price below the grant date stock price as long as the amended exercise price is at least equal to the stock price on the date of the amendment.

The Compensation Committee may set forth differing terms and conditions for awards granted to participants who reside outside of the United States or who are not subject to United States taxes.

Available Shares and Limitations on Awards. The Restated Plan would have a share reserve of 1,500,000 shares, which shall be automatically increased each January 1 by the number of shares equal to 5% of the Company’s fully diluted outstanding shares as of the immediately preceding December 31, or such lesser number determined by the Board.

The shares of common stock issuable under the Restated Plan are authorized and unissued shares of our Company or shares repurchased by the Company. The share limitations under the Restated Plan are subject to adjustment for changes in our corporate structure or shares, as described below.

Any shares of common stock subject to an award under the Restated Plan that expires, is cancelled or forfeited, or is settled or paid in cash will, to the extent of such expiration, cancellation, forfeiture or cash settlement, automatically replenish the Restated Plan share reserve and become available for future awards. In addition, any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award and any shares subject to a stock appreciation right (“SAR”) award that are not issued in connection with the stock settlement of the SAR award on its exercise may be used again for new grants. Furthermore, awards granted or shares of our common stock issued under the Restated Plan upon the assumption of, or in substitution or exchange for, outstanding equity awards previously granted by an entity acquired by us or any of our subsidiaries (referred to as “substitute awards”) will not reduce the share reserve under the Restated Plan.

Share Adjustment Provisions. If certain transactions occur such as stock splits, spin-offs, extraordinary stock dividends or certain recapitalizations, or other change in circumstances (referred to as “equity restructurings”), the Compensation Committee will equitably adjust (i) the class of shares issuable and the maximum number and kind of shares subject to the Restated Plan, and (ii) outstanding awards as to the class, number of shares and price per share. Other types of transactions may also affect our common stock, such as reorganizations, mergers or consolidations. If there is such a transaction and the Compensation Committee determines that adjustments of the type previously described in connection with equity restructurings would be appropriate to prevent any dilution or enlargement of benefits under the Restated Plan, the Compensation Committee may make such adjustments as it may deem equitable to prevent dilution or enlargement of benefits under the Restated Plan.

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Clawback and Recoupment. Awards granted under the Restated Plan are subject to any Company clawback or recoupment policies in effect from time to time, which includes but is not limited to any compensation recovery policy adopted by the Company including in response to the requirements of Section 10D of the Exchange Act and any applicable listing rules or other implementing rules and regulations thereunder, or as otherwise required by law. Awards will be automatically unilaterally amended to comply with any such compensation recovery policy. For more information about our current executive compensation recoupment policies, see “Compensation Clawback Policy” below.

Types of Awards. The Restated Plan permits us to award stock options, SARs, restricted stock awards, stock unit awards, performance awards and other stock-based awards to eligible recipients. These types of awards are described in more detail below.

Options. Employees of our Company or any subsidiary may be granted options to purchase common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Code, and any eligible recipient may be granted options to purchase common stock that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The per share exercise price to be paid by a participant at the time an option is granted may not be less than 100% of the fair market value of one share of our common stock on the date of grant (or 110% for incentive stock options granted to a holder of more than 10% of our common stock), unless the option is granted as a substitute award as described earlier. “Fair market value” under the Restated Plan as of any date means the closing sale price of a share of our common stock on Nasdaq on that date.

The total purchase price of the shares to be purchased upon exercise of an option will be paid by the participant in cash unless the Compensation Committee allows exercise payments to be made, in whole or in part, (i) by means of a broker-assisted sale and remittance program acceptable to the Compensation Committee, (ii) by delivery to us of shares of common stock already owned by the participant, or (iii) by a “net exercise” of the option in which a portion of the shares otherwise issuable upon exercise of the option are withheld by us, or such other method permitted by the Compensation Committee. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date.

An option will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the Compensation Committee, and no option may have a term greater than 10 years from its date of grant (or five years for incentive stock options granted to a holder of more than 10% of our common stock). No dividends or dividend equivalents may be paid or credited with respect to shares subject to an option award.

The aggregate fair market value of shares of our common stock with respect to which incentive stock options granted to any participant may first become exercisable during any calendar year may not exceed $100,000. Any incentive stock options that become exercisable in excess of this amount will be treated as nonqualified stock options. The maximum number of shares that may be issued upon the exercise of incentive stock option awards under the Restated Plan is equal to the size of the Restated Plan’s share reserve as described above, and as proposed to be increased.

Stock Appreciation Rights. A SAR award provides the right to receive a payment from us equal to the difference between (i) the fair market value as of the date of exercise of the number of shares of our common stock as to which the SAR is being exercised, and (ii) the aggregate exercise price of that number of shares. The Compensation Committee determines whether payment will be made in shares of our common stock, cash or a combination of both. The exercise price per share of a SAR award will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the SAR is granted as a substitute award as described earlier. No dividends or dividend equivalents may be paid or credited with respect to shares subject to a SAR award. A SAR award may not have a term greater than 10 years from its date of grant, and will be subject to such other terms and conditions, consistent with the terms of the Restated Plan, as may be determined by the Compensation Committee.

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Restricted Stock Awards. A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the Compensation Committee. Until it vests, the shares subject to the award are subject to restrictions on transferability and the possibility of forfeiture. The Compensation Committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously in our service for a certain period or that we, or any of our subsidiaries or business units, satisfy specified performance goals. Any dividends or distributions payable with respect to shares that are subject to the unvested portion of a restricted stock award will be subject to the same restrictions and risk of forfeiture as the shares to which such dividends or distributions relate, unless the Compensation Committee provides otherwise. Participants are entitled to vote restricted shares prior to the time they vest.

Stock Unit Awards. A stock unit award is a right to receive the fair market value of a specified number of shares of our common stock, payable in cash, shares, or a combination of both, that vests at such times, in such installments and subject to such conditions as may be determined by the Compensation Committee. Until it vests, a stock unit award is subject to restrictions and the possibility of forfeiture. Stock unit awards will be subject to such terms and conditions, consistent with the other provisions of the Restated Plan, as may be determined by the Compensation Committee. The Compensation Committee may provide for the payment of dividend equivalents on stock unit awards and other stock-based awards, but any such dividend equivalents will be subject to the same restrictions and risk of forfeiture as the underlying units or other share equivalents to which such dividend equivalents relate, unless the Compensation Committee provides otherwise.

Performance-Based Awards. A performance-based award is an award of shares of common stock or units that are only earned if certain performance conditions are met. Any award under the Restated Plan may be granted as a performance-based award if the Compensation Committee establishes one or more measures of corporate, business unit, or individual performance that must be attained, and the performance period over which the specified performance is to be attained, as a condition to the vesting, exercisability, lapse of restrictions, and/or settlement in cash or shares of the award. The Compensation Committee will determine the extent to which performance goals have been attained and other applicable terms and conditions have been satisfied and the degree to which vesting, exercisability, lapse of restrictions, and/or settlement in cash or shares of a performance award has been earned. The Compensation Committee may provide for the payment of dividend equivalents on performance-based awards, but any dividend equivalents will be subject to the same restrictions as the awards are, unless the Compensation Committee provides otherwise. The Compensation Committee also has the ability to provide, in an individual award agreement or elsewhere, for the modification of a performance period and/or an adjustment or waiver of the achievement of performance goals.

Other Stock-Based Awards. The Compensation Committee may grant awards of common stock and other awards that are valued by reference to and/or payable in shares of our common stock under the Restated Plan. The Compensation Committee has discretion in determining the terms and conditions of such awards.

Vesting. The Restated Plan allows for awards subject to either service-based vesting or performance-based vesting, or both. The Compensation Committee will determine the vesting conditions of each award. Stock options granted to hourly employees may not become exercisable, in whole or in part, for at least six months after the date of grant, except in certain circumstances such as death, disability, retirement and certain corporate transactions. If a participant’s level of service changes, such as from full-time to part-time status, the Compensation Committee may extend the vesting or payment schedule of the participant’s awards.

Transferability of Awards. In general, no right or interest in any award under the Restated Plan may be assigned, transferred, exchanged or encumbered by a participant, voluntarily or involuntarily, except by will or the laws of descent and distribution. However, the Compensation Committee may provide that an award (other than an incentive stock option) may be transferable by gift to a participant’s family member or pursuant to a domestic relations order. Any permitted transferee of such an award will remain subject to all the terms and conditions of the award applicable to the participant.

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Corporate Transactions/Change in Control. If a corporate transaction occurs, the Compensation Committee may, in its discretion, provide for one or more of the following with respect to awards under the Restated Plan: (i) the continuation, assumption or replacement of outstanding awards; (ii) the acceleration of the vesting and exercisability of outstanding awards, in whole or in part; (iii) the cancellation of stock options and SARs, provided that the participants be permitted to exercise such awards prior to the closing of the corporate transaction; (iv) the cancellation of awards in exchange for payment to participants in cash, shares or other consideration equal to the difference, if any, between the fair market value of the consideration that would be received in the corporate transaction for the number of shares subject to the award and the aggregate exercise price (if any) of the shares subject to the award, provided that underwater options will be cancelled without payment; or (v) the replacement of equity awards with a cash incentive program. The Compensation Committee may specify the action to be taken in an award agreement or may take the action prior to or coincident with the corporate transaction and is not required to treat all awards or all participants similarly.

In the event of a change in control, if an outstanding award is assumed, continued or substituted, and a participant’s employment or service is terminated without cause within two years following the change in control, the participant’s awards will fully vest.

For purposes of the Restated Plan, the following definitions apply:

●	“corporate transaction” generally means (i) a merger, amalgamation or consolidation of the Company where (a) the company is not the surviving party, or (b) where the holders of Company securities receive securities of another company or cash or other property, (ii) a change in control, or (iii) a reorganization, liquidation or dissolution of the Company.

●	“change in control” generally refers to a corporate transaction requiring approval of the Company’s stockholders, the acquisition by a person or group of beneficial ownership of 50% or more of the voting power of our stock, our “continuing directors” ceasing to constitute a majority of our Board, or the sale of all or substantially all of the Company’s assets.

Effect of Termination of Service or Change in Status. Unless otherwise set forth in an applicable agreement, if a participant’s employment or other service relationship with us and our subsidiaries is terminated, the Restated Plan provides that unvested portions of his or her outstanding awards will be forfeited, and vested portions of outstanding option and SAR awards will continue to be exercisable for a period of 90 days after termination. In the event of a termination for “cause,” or post-termination conduct that would constitute cause, all unexercised options and SAR awards, whether vested or unvested, will be terminated. Upon termination due to death or disability, vested option and SAR awards may be exercised for a period of one year after the date of termination.

If a participant’s status as an employee or other service provider changes, such as if an employee becomes a director or consultant, or a dual status employee-director no longer serves as an employee, such change in status will be considered a termination of service for vesting purposes unless otherwise determined by the Compensation Committee.

If a participant’s level of service changes, such as from full-time to part-time status, the Compensation Committee may reduce the number of shares subject to an award.

Effective Date and Term. The Restated Plan will become effective upon stockholder approval. Unless terminated earlier, the Restated Plan will terminate on the 10-year anniversary of that date. Awards outstanding under the Restated Plan at the time it is terminated will continue in accordance with their terms and the terms of the Restated Plan unless otherwise provided in the applicable agreements.

Amendment or Termination of the Plan. The Board or the Compensation Committee may amend, suspend or terminate the Restated Plan from time to time. However, if required by applicable laws or listing rules, no amendment will be effective unless approved by the stockholders of the Company. Termination, suspension or amendment of the Restated Plan may not materially impair the rights of any participant under any outstanding award without the consent of the affected participant unless amending an award is necessary to bring such award into compliance with applicable law, stock exchange rules, or any clawback policy.

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U.S. Federal Income Tax Consequences

The following is a general summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to awards granted under the Restated Plan, based on current statutes, regulations and interpretations. The applicable statutory and regulatory provisions are also subject to change, as are their interpretations and applications, which may vary in individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-qualified Stock Options. If a participant is granted a non-qualified stock option under the Restated Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a short-term or long-term capital gain or loss (depending on the applicable holding period). The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income.

Incentive Stock Options. If a participant is granted an incentive stock option under the Restated Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. Except in the event of death, if the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will generally apply.

Stock Units. A participant will not recognize taxable income when units are granted and the company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) when payment or settlement is made, in an amount equal to the fair market value of any shares delivered (or the amount of cash paid by us (if any)) and we will be entitled to a corresponding deduction.

Restricted Stock. A participant will not recognize taxable income when an award of restricted stock is granted and the company will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Code to be taxed at grant. Otherwise, the participant is taxed upon vesting, and the company is entitled to a corresponding deduction.

Other Awards. The current federal income tax consequences of other awards authorized under the Restated Plan generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. SAR awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. The company will generally have a corresponding deduction at the time the participant recognizes ordinary income

Excess Parachute Payments. Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the Restated Plan upon a change in control of our company or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

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Section 409A of the Code. The foregoing discussion of tax consequences of awards under the Restated Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A of the Code but fails to comply, in operation or form, with the requirements of Section 409A of the Code, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.

Section 162(m) and Limits on our Company’s Deductions. Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain individuals that exceeds $1,000,000.

Plan Benefits Table

Because awards under the Restated Plan are discretionary with the Compensation Committee, except as described below, awards under the Restated Plan are not determinable at this time. Neither the number nor types of future awards to be received by or allocated to particular participants or groups of participants is presently known.

The Compensation Committee has approved equity grants to the individuals and groups indicated below, which are conditional on approval of the Restated Plan.

Name and Position	Number of RSUs (#)	Value of RSUs(1) ($)
Greg Campbell, Executive Chairman and CEO	200,000	$230,000
Jeff Clayborne, CFO	175,000	$201,250
Akinobu Yorihiro, CTO	225,000	$258,750
Current executive officers as a group	600,000	$690,000
Non-executive directors as a group	-	-
All other employees (including all current officers who are not executive officers) as a group	155,222	$178,505

(1)	The grant date values of the RSUs are not yet determinable; therefore, they were valued by multiplying the number of RSUs by the Company’s stock price on November 18, 2025.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED NEWTON GOLF, INC. 2022 EQUITY INCENTIVE PLAN.

Equity Compensation Plan Information

The following table summarizes share and exercise price information about our equity compensation plan as of December 31, 2024:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Option, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)

Equity compensation plans approved by security holders	38,442	$48.39	61,525

Equity compensation plans not approved by security holders	—	—	—

Total	38,442	$48.39	61,525

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EXECUTIVE OFFICERS

The following table and biographical summaries set forth information, including principal occupation and business experience, about our executive officers as of November 18, 2025:

Name	Age	Position
Dr. Greg Campbell	66	Executive Chairman and Chief Executive Officer

Jeff Clayborne	54	Chief Financial Officer

Akinobu Yorihiro	57	Chief Technology Officer and Director

Dr. Greg Campbell, Executive Chairman and Chief Executive Officer

Please see biographical information under “Directors.”

Jeff Clayborne, Chief Financial Officer

Jeff Clayborne was appointed the Chief Financial Officer of the Company on June 10, 2025 and previously served as Chief Financial Officer of Perfect Moment, a premium performance apparel brand, since October 2023. Since July 2023, Mr. Clayborne also has served as a financial advisor at Healthy Extracts Inc. From March 2022 to March 2023, Mr. Clayborne served as the Chief Financial Officer of SONDORS, Inc., an electric mobility company, and from March 2023 to June 2023, he served as a financial advisor at SONDORS, Inc. From July 2016 to January 2022, Mr. Clayborne served as Chief Financial Officer and Treasurer of Verb Technology Company, Inc., a sales enablement SaaS platform.

Akinobu Yorihiro, Director, Chief Technology Officer

Please see biographical information under “Directors.”

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EXECUTIVE COMPENSATION

The table below summarizes the compensation earned for services rendered to us in all capacities, for the years indicated, by our named executive officers:

Name and Principal Position	Fiscal Year Ended	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards(1) ($)		All Other Compensation ($)	Total ($)
Greg Campbell (2) Executive Chairman and Chief Executive Officer	2024	210,000	(3)	40,008	(4)	-	200,660	(5)	-	450,668
	2023	92,500	(6)	-		-	139,206	(7)	-	231,706
Akinobu Yorihiro Chief Technology Officer	2024	173,856		33,340	(4)	-	10,135	(8)	-	217,331
	2023	200,000		-		-	-		-	200,000
Steve Handy (9) Former Chief Financial Officer	2024	228,627		-		-	-		-	228,627
	2023	192,404		-		225,000	753,271		-	1,170,675

(1)	Represents the grant date fair value of the stock options granted during the year determined in accordance with ASC Topic 718. For a discussion of the relevant assumptions used to determine the valuation for our stock options for financial reporting purposes, refer to Note 2 to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(2)	Mr. Campbell was appointed interim Executive Chairman effective December 29, 2023 and Executive Chairman and Chief Executive Officer effective July 1, 2024.
(3)	$30,000 of the compensation reported as “Salary” was paid as a cash retainer for Mr. Campbell’s service as a director, as detailed under “Director Compensation.”
(4)	Represents a discretionary bonus paid in 2024.
(5)	927 of the stock options reported as “Option Awards” were granted in connection with Mr. Campbell’s service as a director, as detailed under “Director Compensation.”
(6)	$52,500 of the compensation reported as “Salary” was paid as a cash retainer for Mr. Campbell’s service as a director, as detailed under “Director Compensation.” Of this amount, $22,500 related to Mr. Campbell’s service as a director in 2022 that was paid in 2023.
(7)	3,753 of the stock options reported as “Option Awards” were granted in connection with Mr. Campbell’s service as a director, as detailed under “Director Compensation.”
(8)	833 of the stock options reported as “Option Awards” were granted in connection with Mr. Yorihiro’s service as a director, as detailed under “Director Compensation.”
(9)	Mr. Handy was appointed as the Company’s Chief Financial Officer effective as of March 6, 2023. Mr. Handy resigned as the Company’s Chief Financial Officer effective as of September 9, 2024.

Executive Officer Compensation

We have not entered into employment agreements with any of our executive officers.

Greg Campbell

In connection with Mr. Campbell’s appointment as the Company’s permanent Executive Chairman and Chief Executive Officer, Mr. Campbell received cash compensation of $240,000 per annum commencing July 1, 2024, and was also granted an option to purchase 1,333 shares of the Company’s common stock at an exercise price of $160.20 per share. The option terminates on the earlier of seven years or six months from Mr. Campbell’s separation from the Company and vests monthly over 36 months.

Akinobu Yorihiro

Akinobu Yorihiro, one of our co-founders, is a director and Chief Technology Officer. He has served in such capacities since March 2018. Mr. Yorihiro also served as our Chief Financial Officer from March 2018 until February 2022. On December 20, 2024, the Board granted Mr. Yorihiro stock options to purchase 833 shares of the Company’s common stock at an exercise price of $9.60 per share with a fair value of $10,135 and vest over three years. His annual salary for 2024 was $200,000.

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Steven Handy

On March 6, 2023, we entered into a Management Services Agreement (“MSA”) with Steve Handy to serve in the role as our Chief Financial Officer. The MSA had an initial term of six months with cash compensation of $22,000 per month. As part of the MSA, we issued Mr. Handy 167 shares of restricted common stock with immediate vesting, which we determined had a fair value of $225,000, or $1,350.00 per share, and granted Mr. Handy options to purchase 233 shares of common stock under our 2022 Plan, at an exercise price of $321.00 per common share, vesting monthly over a six-month period, and an expiration period of five years. The total fair value of these options at grant date was approximately $274,334, which was determined using a Black-Scholes-Merton option pricing model with the following weighted average assumptions: fair value of our stock price of $1,350 per share, based on our then-current current public offering price, the expected term of three years, volatility of 111%, dividend rate of 0%, and risk-free interest rate of 4.61%.

On September 7, 2023, we entered into an employment agreement with Mr. Handy to serve in the role as our Chief Financial Officer. Mr. Handy was paid a base salary of $225,000 per annum. We granted Mr. Handy options to purchase 1,200 shares of common stock under the 2022 Plan at an exercise price of $321.00 per share of common stock, vesting over a 36-month period, and an expiration period of five years. The total fair value of these options at the grant date was approximately $478,000, which was determined using a Black-Scholes-Merton option pricing model with the following weighted average assumptions: fair value of our stock price of $492 per share, the expected term of four years, volatility of 112%, dividend rate of 0%, and risk-free interest rate of 4.52%.

Mr. Handy resigned as Chief Financial Officer, effective September 9, 2024.

Equity Compensation Plans

On March 18, 2022, our Board of Directors adopted the 2022 Plan for our officers, employees, non-employee members of the Board of Directors, and consultants of the Company. The 2022 Plan authorized the granting of not more than 9,000 shares of our common stock.

On November 1, 2023, our stockholders approved an amendment to the 2022 Plan to increase the aggregate number of shares of our common stock issued, or to be issuable, under the 2022 Plan to 12,500 shares, including those previously issued or subject to outstanding awards under the 2022 Plan.

On February 16, 2025, our stockholders approved an amendment to the 2022 Plan to increase the aggregate number of shares of our common stock issued or to be issued under the 2022 Plan to 100,000 shares, including those previously issued or subject to outstanding awards under the 2022 Plan. All of the numbers above take into account the Reverse Stock Splits.

On November 20, 2025, our Board approved the Restated Plan, which would increase the aggregate number of shares of our common stock issued or to be issued under the 2022 Plan by 1,400,000 shares, subject to approval by our stockholders at the Annual Meeting. For more information about the Restated Plan, see “Proposal 3: Approval of the Amended and Restated 2022 Equity Incentive Plan” in this proxy statement.

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Outstanding Equity Awards at Year-End

The following table sets forth information regarding unexercised options for each named executive officer outstanding as of December 31, 2024:

	Option Awards
Name and Principal Position (1)	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Greg Campbell Executive Chairman and Chief Executive Officer	107	(2)	53	300.00	4/26/2029
	256	(3)	511	206.70	11/27/2028
	53	(3)	107	201.60	12/22/2030
	0	(3)	1,333	160.20	7/18/2031
	0	(3)	2,420	9.60	12/20/2031
Akinobu Yorihiro Chief Technology Officer	2,691	(2)	0	300.00	4/26/2027
	0	(3)	833	9.60	12/20/2031

(1)	Due to Mr. Handy’s resignation as Chief Financial Officer, effective September 9, 2024, he held no Company equity awards as of December 31, 2024.
(2)	Options are fully vested.
(3)	Options vest equally over three years.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement that are, in some cases, broader than the specific indemnification provisions contained under Delaware law.

Policies and Procedures Related to the Grant of Certain Equity Awards

We have established processes designed to ensure that the timing of any option grants and other awards to executive officers is not influenced by material non-public information. Our standard practice was to grant options on an executive’s hire date with the option valued at the fair market value of our common stock at closing on the first day of employment. However, our current practice is to no longer grant stock options to our executive officers.

On July 18, 2024, the Compensation Committee granted Dr. Greg Campbell options to purchase 1,333 shares of our common stock. Also on July 18, 2024, we filed a Current Report on Form 8-K disclosing an amendment to our Certificate of Incorporation to effect the First Reverse Stock Split, effective on July 30, 2024.

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Name	Grant Date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award	Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information.
Dr. Greg Campbell	July 18, 2024	1,333	$160.20	$171,000.00	2%

Compensation Clawback Policy

The Board of Directors believes that it is in the best interest of the Company and its stockholders to create and maintain a culture of that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy. The Board of Directors has therefore adopted a compensation recoupment policy, which provides for the recovery of erroneously awarded incentive compensation from the Company’s executive officers in the event of a triggering event, and which was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities to file various reports with the SEC concerning their holdings of, and transactions in, securities of the Company. To the Company’s knowledge, based solely on its review of the Section 16(a) reports filed with the SEC and any written representations to the Company that no reports were required, during the year ended December 31, 2024, Doug Samuelson, Mr. Yorihiro and Ms. Pepper each failed to timely file one report disclosing one transaction, and Mr. Campbell failed to timely file one report disclosing three transactions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for employment arrangements which are described under “Executive Compensation,” and certain related party loans, which are described below, since January 1, 2023, there has not been, nor is there currently proposed, any transaction in which we were a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at December 31, 2024 and 2023, and any of our directors, executive officers, holders of more than 5% of our common stock or any immediate family member of any of the foregoing had or will have a direct or indirect material interest.

On August 1, 2018, the Company entered into a Line of Credit Agreement with GML Holdings. GML Holdings is owned by Akinobu Yorihiro, co-founder, director and Chief Technology Officer of the Company. The agreement established a revolving line of credit in the amount of up to $250,000. Advances under this line of credit were unsecured and bore interest at the rate of 2.00 percent per annum. The Line of Credit Agreement became payable when the Company had sufficient cash to repay the loan, as determined in the sole discretion of the Company; provided, however, that the entire amount of the loan became due and payable upon the earliest to occur of: the date our cash balance equals or exceeds $1,000,000; our insolvency; appointment of a receiver for all or a part of our assets; the assignment by the Company for the benefit of creditors; or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Company. At December 31, 2022, outstanding principal and accrued interest totaled $151,000. During the year ended December 31, 2023, the Company added $2,000 of additional accrued interest and paid the outstanding principal and accrued interest of $153,000, leaving no balance remaining at December 31, 2023.

On May 23, 2022, the Company entered into a secured promissory note (“Note”) with Michael Keller, the Company’s former Chief Financial Officer, in the principal amount of $200,000, which bore interest at the rate of 20 percent per annum. The full balance of the Note, including accrued interest, was due and payable in one lump sum payment on the earlier to occur of: (a) the one-year anniversary of the Note or (b) the 15th day following the receipt by the Company of the proceeds from the anticipated initial public offering of our common stock. The Note was secured by all inventory of the Company, which would have transferred to the possession and ownership of the lender immediately if we had defaulted on our repayment obligations. At December 31, 2022, outstanding principal and accrued interest totaled $224,000. During the year ended December 31, 2023, we added $26,000 of additional accrued interest and paid the outstanding principal and accrued interest of $250,000, leaving no balance remaining at December 31, 2023.

Review, Approval or Ratification of Transactions with Related Persons

Due to the small size of our Company, we do not at this time have a formal written policy regarding the review of related party transactions and rely on our full Board of Directors to review, approve or ratify such transactions and identify and prevent conflicts of interest. Our Board of Directors reviews any such transaction in light of the particular affiliation and interest of any involved director, officer or other employee or stockholder and, if applicable, any such person’s affiliates or immediate family members. Management aims to present transactions to our Board of Directors for approval before they are entered into or, if that is not possible, for ratification after the transaction has occurred. If our Board of Directors finds that a conflict of interest exists, then it will determine the appropriate action or remedial action, if any. Our Board of Directors approves or ratifies a transaction if it determines that the transaction is consistent with our best interests and the best interest of our stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 19, 2025:

●	each person or group known by us to own beneficially more than five percent (5%) of the outstanding shares of common stock with respect to which there are none;
●	each of our directors;
●	each of our named executive officers; and
●	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities, or has the right to acquire such powers within 60 days through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. The address for each person or entity listed in the table is c/o Newton Golf Company, Inc., 551 Calle San Pablo, Camarillo, CA 93012.

	Shares		Percentage

Executive Officers and Directors:

Akinobu Yorihiro, Director and Chief Technology Officer	15,059	(1)	*

Jeff Clayborne, Chief Financial Officer	11,548	(2)	*

Greg Campbell, Executive Chairman and Chief Executive Officer	127,974	(3)	2.7%

Steve Handy, Former Chief Financial Officer	-		-

Jane Casanta, Director	233	(4)	*

Brett Hoge, Director	246,873	(5)	5.2%

Total Executive Officers and Directors as a Group (5 persons)	401,686		8.4%

* Less than 1%.

(1)	Consists of (i) 12,090 shares of common stock held directly and (ii) 2,969 shares of common stock issuable upon the exercise of stock options by Mr. Yorihiro. The total excludes 555 shares of our common stock underlying stock options not exercisable within 60 days of November 19, 2025.
(2)	Consists of 11,548 shares of common stock held directly.
(3)	Consists of (i) 125,945 shares of common stock held directly and (ii) 2,029 shares of common stock issuable upon the exercise of stock options by Mr. Campbell. The total excludes 2,811 shares of our common stock underlying stock options not exercisable within 60 days of November 19, 2025.
(4)

Consists of 233 shares of common stock issuable upon the exercise of stock options by Ms. Casanta. The total excludes 333 shares of our common stock underlying stock options not exercisable within 60 days of November 19, 2025.

(5)	Consists of (i) 246,373 shares of common stock held directly and (ii) 500 shares of common stock issuable upon the exercise of stock options by Mr. Hoge. The total excludes 533 shares of our common stock underlying stock options not exercisable within 60 days of November 19, 2025.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholder sharing the same address by delivering a proxy statement or other Annual Meeting materials addressed to those stockholders.

This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and would prefer to receive separate copies of our proxy materials, either now or in the future, please notify your broker or the Company. Requests to the Company should be directed to Newton Golf Company, Inc., ATTN: Secretary, 551 Calle San Pablo, Camarillo, California 93012, or can be submitted via phone at 855-774-7888. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

OTHER BUSINESS

As of the date of this proxy statement, the management of the Company has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Greg Campbell
Executive Chairman and Chief Executive Officer

November 21, 2025

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Appendix A

NEWTON GOLF, INC.

AMENDED AND RESTATED
2022 EQUITY INCENTIVE PLAN

1.	Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value. The Plan was originally effective March 18, 2022 (the “Original Effective Date”). The Plan has since been amended twice, effective November 1, 2023 and February 11, 2025. This Amended and Restated Plan was approved by the Board on November 20, 2025, and became effective upon approval by the stockholders of the Company (the “Restatement Date”).

2.	Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)      “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

(b)      “Award” means any award of an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or other stock-based award granted under the Plan.

(c)      “Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, or an agreement governing the grant of any other stock-based award granted under the Plan.

(d)      “Board” means the Board of Directors of the Company.

(e)      “Cause” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere to, conviction of or indictment for, any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or Service, that has resulted, or could reasonably be expected to result, in injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (4) the Participant’s act(s) of negligence or willful misconduct in the course of his or her employment or Service with the Service Recipient; (5) misappropriation by the Participant of any assets or business opportunities of the Company or its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant’s direction, or with the Participant’s prior actual knowledge; or (7) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement.

(f)      “Change in Control” means:

(1)      a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the U.S. Securities and Exchange Commission or similar non-U.S. regulatory agency or pursuant to a Non-Control Transaction) whereby any Exchange Act Person or Group directly or indirectly acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

(2)      the date, within any consecutive twenty-four (24) month period commencing on or after the Original Effective Date, upon which individuals who constitute the Board as of the Original Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a Director subsequent to the Original Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for Director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(3)      the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders (whether for such transaction, the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to such Reorganization, (ii) no Exchange Act Person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of such Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in clauses (i), (ii), and (iii) above shall be a “Non-Control Transaction”); or

(4)      an Exchange Act Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such Exchange Act Person) all or substantially all of the assets of the Company.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any Exchange Act Person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such Exchange Act Person, a Change in Control shall then be deemed to occur, and (y) with respect to the payment of any amount for which the payment date is determined solely with reference to a Change in Control, a Change in Control shall not be deemed to have occurred unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A.

(g)      “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

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(h)      “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of applicable stock exchange rules and regulations and (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3. The “Committee” shall be the Compensation Committee of the Board unless otherwise specified by the Board.

(i)      “Company” means Newton Golf, Inc., a Delaware corporation, and any successor thereto.

(j)      “Consultant” means any consultant or advisor who is a natural person (other than an Employee or a Non-Employee Director) who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or an Affiliate.

(k)      “Corporate Event” has the meaning set forth in Section 10(b) hereof.

(l)      “Data” has the meaning set forth in Section 20(f) hereof.

(m)      “Director” means a member of the Board.

(n)      “Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.

(o)      “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.

(p)      “Eligible Person” means (1) an Employee, (2) a Non-Employee Director of the Company or any of its Affiliates; and (3) a Consultant; provided, however, that (i) at the time of the grant of a Stock Option or SAR, the Company is an “eligible issuer of service recipient stock” with respect to the Participant as defined by Treasury Regulation §1.409A-1(b)(5)(iii)(E)(1), and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code.

(q)      “Employee” means an employee of the Company or an Affiliate.

(r)      “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(s)      “Exchange Act Person” means any Person or Group within the meaning of Section 2(a)(2) of the Securities Act of 1933 and Section 14(d) of the Exchange Act other than (i) the Company or any Affiliate; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose voting securities are beneficially owned by the beneficial owners of the Company Voting Securities in substantially the same proportions as their beneficial ownership of the Company Voting Securities.

(t)      “Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Sections 5(b) or 8(b) hereof, as applicable.

(u)      “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Committee in good faith, and in a manner consistent with Section 409A, to be the fair market value per share of Stock.

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(v)      “Group” means two or more Persons who act, or agree to act together, as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of securities of the Company.

(w)      “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(x)      “Non-Employee Director” means a member of the Board who is not an Employee.

(y)      “Nonqualified Stock Option” means an Option not intended to be an Incentive Stock Option.

(z)      “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

(aa)      “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.

(bb)      “Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.

(cc)      “Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or Service with the Service Recipient and is effective as of the date of determination.

(dd)      “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

(ee)      “Plan” means this Newton Golf, Inc. Amended and Restated 2022 Equity Incentive Plan, as amended from time to time.

(ff)      “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(gg)      “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.

(hh)      “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

(ii)      “RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.

(jj)      “SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.

(kk)      “Section 409A” means Section 409A of the Code.

(ll)      “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

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(mm)      “Separation from Service” means a “separation from service” as such term is defined for purposes of Section 409A. Notwithstanding the foregoing, except as otherwise determined by the Committee and as permitted by Section 409A, in the event of any sale or spin-off of an Affiliate, a Participant’s Service for such Affiliate following such spin-off shall not be deemed to be a Separation from Service for purposes of the Plan and any Award under the Plan.

(nn)      “Service” means the provision of services by a Participant to the Company or any Affiliate in any Eligible Person capacity.

(oo)      “Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(pp)      “Stock” means common stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 10 hereof.

(qq)      “Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 10(b) hereof, Stock Appreciation Rights shall be settled in Stock.

(rr)      “Substitute Award” has the meaning set forth in Section 4(a) hereof.

(ss)      “Termination” means the termination of a Participant’s employment or Service, as applicable, with the Service Recipient; provided, however, that any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an Employee and begins providing Services as a Consultant, or vice versa, or if a Participant is a dual-status Employee and Director of the Service Recipient, and ceases to serve as an Employee), such change in status will be considered a Termination hereunder unless otherwise determined by the Committee at the time of the change in status. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from Employee to Consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A that are payable upon a Termination unless such change in status constitutes a Separation from Service.

3.	Administration.

(a)      Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number and type of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability in its discretion to accelerate the vesting of any outstanding Award at any time and for any reason, subject to the requirements of Section 20(e). For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

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(b)      Delegation. To the extent permitted by applicable law, the Committee may delegate to Directors, officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, granting Awards and administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Participant who is subject to Section 16 of the Exchange Act must be approved by the Committee. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(b) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other Persons as it deems advisable.

(c)      Rule 16b-3. It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(c), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(d)      Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be made in the sole discretion of the Board or Committee and be final and binding on all parties with an interest therein.

4.	Shares Available Under the Plan; Other Limitations.

(a)      Number of Shares Available for Delivery. Subject to adjustment as provided in Section 4(e) and 10 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal 1,500,000. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c)(3) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(b)      Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem Awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock withheld in payment of the exercise price or taxes relating to an Award and shares of Stock equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall not be deemed to constitute shares delivered to the Participant and shall be deemed to again be available for delivery under the Plan.

(c)      Incentive Stock Options. The maximum number of shares of Stock that may be issued upon the exercise of Incentive Stock Option Awards under the Plan shall be the total number of shares of Stock in the Plan’s share reserve as specified in the first sentence of Section 4(a), subject to adjustment as provided in Section 10, but not subject to adjustment as provided in Section 4(e).

(d)      Shares Available Under Acquired Plans. To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.

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(e)      Automatic Share Reserve Increase. The share reserve specified in Section 4(a) will be increased on January 1 of each year commencing in 2026 and ending on (and including) January 1, 2035, in an amount equal to the lesser of: (i) 5% of the total number of fully diluted shares of Stock outstanding as of December 31 of the immediately preceding calendar year; or (ii) such number of shares of Stock determined by the Board.

(f)      No Fractional Shares. Unless otherwise determined by the Committee, the number of shares of Stock subject to an Award shall always be a whole number. No fractional shares of Stock may be issued under the Plan, but the Committee may, in its discretion, adopt any rounding convention it deems suitable or pay cash in lieu of any fractional Share in settlement of an Award.

5.	Options.

(a)      General. Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the Restatement Date, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are Employees. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.

(b)      Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted.

(c)      Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code.

(d)      Payment for Stock. Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available. In no event shall fractional shares be issuable upon the exercise of an Option, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares.

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(e)      Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering Services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.

(f)      Termination of Employment or Service. Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:

(1)      In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options outstanding shall cease, (B) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

(2)      In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease, (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination.

(3)      In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, or upon conduct during a post-Termination exercise period that would constitute Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

(g)      Special Provisions Applicable to Incentive Stock Options.

(1)      No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2)      To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(3)      Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

(4)      If an Incentive Stock Option Award is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, or otherwise fails to qualify as an Incentive Stock Option, such Option shall thereafter be treated as a Non-Qualified Stock Option.

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6.	Restricted Stock.

(a)      General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be held by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b)      Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering Services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.

(c)      Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease, and (2) all unvested shares of Restricted Stock shall be automatically forfeited upon Termination; provided, however, that in the event that the Participant paid a purchase price for shares of Restricted Stock, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the lesser of the Fair Market Value as of the date of Termination or the original purchase price paid for the Restricted Stock.

7.	Restricted Stock Units.

(a)      General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b)      Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering Services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.

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(c)      Settlement. Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to settlement.

(d)      Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been vested, (1) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease, (2) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8.	Stock Appreciation Rights.

(a)      General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.

(b)      Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.

(c)      Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A.

(d)      Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering Services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.

(e)      Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares.

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(f)      Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:

(1)      In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (B) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

(2)      In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.

(3)      In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, or upon conduct during a post-Termination exercise period that would constitute Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

9.	Other Stock-Based Awards.

(a)      The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

(b)      Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of corporate, business unit or individual performance which must be attained, and the performance period over which the specified performance is to be attained, as a condition to the grant, vesting, exercisability, lapse of restrictions and/or settlement in cash or Stock of such Award. In connection with any such Award, the Committee shall determine the extent to which performance measures have been attained and other applicable terms and conditions have been satisfied, and the degree to which the grant, vesting, exercisability, lapse of restrictions and/or settlement of such Award has been earned. The Committee shall also have the authority to modify a performance period and/or adjust or waive the achievement of performance goals or measures.

10.	Adjustment for Recapitalization, Merger, etc.

(a)      Capitalization Adjustments. The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4(a) hereof, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

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(b)      Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may provide for any one or more of the following:

(1)      The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in Section 10(a) above;

(2)      The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event;

(3)      The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

(4)      The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period determined by the Committee prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5)      The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting and payment conditions as applicable to the Awards so replaced.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this Section 10(b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

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(c)      Fractional Shares. Any adjustment provided under this Section 10 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

(d)      Double-Trigger Vesting. Notwithstanding any other provisions of the Plan, an Award Agreement or Participant Agreement to the contrary, with respect to any Award that is assumed or substituted in connection with a Change in Control, any Award held by a Participant who experiences an involuntary Termination as a result of a Change in Control shall immediately vest as of the date of such Termination. For purposes of this Section 10(d), a Participant will be deemed to experience an involuntary Termination as a result of a Change in Control if (i) the Participant experiences a Termination by the Service Recipient other than for Cause, including but not limited to a Termination under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law or, (2) in the case of a Non-Employee Director, if the Non-Employee Director’s Service on the Board is involuntarily terminated (except in the case of a Termination for Cause)in connection with or as a result of a Change in Control, in each case, at any time beginning on the date of the Change in Control up to and including the second (2nd) anniversary of the Change in Control.

11.	Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

12.	Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.

13.	Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and Options and Stock Appreciation Rights may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, which may not be transferred, Awards and a Participant’s rights under the Plan may be transferred pursuant to a domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933) of the Participant to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

14.	Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or Service of the Company or an Affiliate of the Company.

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15.	Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.	Taxes; Withholding Obligations.

(a)      Withholding. As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election) prior to the receipt of such shares of Stock. The Committee, in its discretion, may permit the Participant to satisfy all or any part of the tax withholding requirements (but not to exceed the maximum individual statutory tax rate in each applicable jurisdiction), by authorizing the Company to withhold a number of the shares of Stock that would otherwise be delivered to the Participant pursuant to the Award, or by transferring to the Company shares of Stock already owned by the Participant, with the shares of Stock so withheld or delivered being valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable.

(b)      Section 409A. It is intended that all Awards under the Plan will be exempt from, or will comply with, Section 409A, and to the maximum extent permitted the Awards and the Plan will be interpreted and administered in accordance with this intent. Each amount to be paid or benefit to be provided under an Award shall be construed as a separate and distinct payment for purposes of Section 409A. If payment under an Award is to be made within a designated period which does not begin and end within one calendar year, the Participant does not have a right to designate the taxable year of the payment. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Section 409A. If any amount shall be payable with respect to any such Award as a result of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Section 409A, then no payment shall be made, except as permitted under Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s Separation from Service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Section 409A, specified employees will be identified by the Board in its discretion in accordance with the default provisions specified under Section 409A.

None of the Company, the Board, the Committee nor any other Person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Section 409A or Section 457A of the Code, or (iii) shall have any liability to any Participant for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws.

17.	Amendment of the Plan or Awards.

(a)      Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.

(b)      Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

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(c)      Stockholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, a Participant’s rights with respect to an Award will not be deemed to have been materially impaired by any amendment if the Committee, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, stock exchange rules, Section 409A or any compensation recovery policy as provided in Section 20(d)(1).

18.	Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Restatement Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

19.	Effective Date of the Plan.

The Plan was originally effective as of the Original Effective Date. Provided that the Company’s stockholders approve the Amended and Restated Plan, it will be effective upon the Restatement Date. If the Company’s stockholders do not approve the Amended and Restated Plan by December 31, 2025, the Amended and Restated Plan will have no effect and the prior terms of the Plan will apply.

20.	Miscellaneous.

(a)      Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(b)      Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(c)      Corporate Actions. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

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(d)      Forfeiture and Recoupment Policy.

(1)      Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan and any compensation associated therewith are subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time, which includes but is not limited to any compensation recovery policy adopted by the Board or the Committee in response to the requirements of Section 10D of the Exchange Act, the SEC’s final rules thereunder, and applicable listing rules or other rules and regulations implementing the foregoing or as otherwise required by law or stock exchange. Any Award will be automatically unilaterally amended to comply with any such compensation recovery policy. No such policy’s adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

(2)      The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recovery by the Company upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include Termination of Service for Cause; violation of any material Service Recipient policy; breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant; a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met; or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.

(e)      Non-Exempt Employees. If an Option is granted to an Employee in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such Employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such Employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt Employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such Employee’s regular rate of pay, the provisions of this Section 20(e) will apply to all Awards.

(f)      Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 20(f) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

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(g)      Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing Services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing Services, or so that the value and other benefits of the Award to the Participant, as affected by non—U.S. tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing Services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing Services, in the United States. An Award may be modified under this Section 20(g) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non—U.S. nationals or are primarily employed or providing Services outside the United States.

(h)      Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her Services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(i)      No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(j)      Payments Following Accidents or Illness. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

17

(k)      Governing Law. The Plan shall be governed by and construed in accordance with the laws of State of Delaware without reference to the principles of conflicts of laws thereof.

(l)      Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

(m)      Arbitration. All disputes and claims of any nature that a Participant (or such Participant’s transferee or estate) may have against the Company arising out of or in any way related to the Plan or any Award Agreement shall be submitted to and resolved exclusively by binding arbitration conducted in New York City, New York (or such other location as the parties thereto may agree) in accordance with the applicable rules of the American Arbitration Association then in effect, and the arbitration shall be heard and determined by a panel of three arbitrators in accordance with such rules (except that in the event of any inconsistency between such rules and this Section 20(m), the provisions of this Section 20(m) shall control). The arbitration panel may not modify the arbitration rules specified above without the prior written approval of all parties to the arbitration. Within ten business days after the receipt of a written demand, each party shall designate one arbitrator, each of whom shall have experience involving complex business or legal matters, but shall not have any prior, existing or potential material business relationship with any party to the arbitration. The two arbitrators so designated shall select a third arbitrator, who shall preside over the arbitration, shall be similarly qualified as the two arbitrators and shall have no prior, existing or potential material business relationship with any party to the arbitration; provided that if the two arbitrators are unable to agree upon the selection of such third arbitrator, such third arbitrator shall be designated in accordance with the arbitration rules referred to above. The arbitrators will decide the dispute by majority decision, and the decision shall be rendered in writing and shall bear the signatures of the arbitrators and the party or parties who shall be charged therewith, or the allocation of the expenses among the parties in the discretion of the panel. The arbitration decision shall be rendered as soon as possible, but in any event not later than 120 days after the constitution of the arbitration panel. The arbitration decision shall be final and binding upon all parties to the arbitration. The parties hereto agree that judgment upon any award rendered by the arbitration panel may be entered in the United States District Court for the Southern District of New York or any New York State court sitting in New York City. To the maximum extent permitted by law, the parties hereby irrevocably waive any right of appeal from any judgment rendered upon any such arbitration award in any such court. Notwithstanding the foregoing, any party may seek injunctive relief in any such court.

(n)      Statute of Limitations. A Participant or any other Person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other Person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other Person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.

(o)      Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of Services, they shall have the same rights as other employees and Service Providers under general law.

(p)      Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(q)      Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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NEWTON GOLF
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V81129-P40646 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEWTON GOLF COMPANY, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dr. Greg Campbell
02) Jane Casanta
03) Brett Hoge
04) Akinobu Yorihiro

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V81130-P40646

NEWTON GOLF COMPANY, INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 18, 2025 10:00 A.M. PACIFIC TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Greg Campbell and Jeff Clayborne, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEWTON GOLF COMPANY, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Pacific Time, on December 18, 2025, virtually at www.virtualshareholdermeeting.com/NWTG2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side